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                                                                    Exhibit 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 WITH RESPECT TO THE ANNUAL REPORT ON FORM 11-K
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                              OF DOVER CORPORATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Dover Corporation, a Delaware corporation (the "COMPANY"), does hereby certify, to such officer's knowledge, that:

         1. The Company's Annual Report on Form 11-K for the year ended December 31, 2002 (the "FORM 11-K") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated: June 18, 2003                        /s/ Thomas L. Reece
                                            -------------------
                                            Thomas L. Reece
                                            Chairman, President and
                                            Chief Executive Officer

Dated: June 18, 2003                        /s/ Robert G. Kuhbach
                                            ---------------------
                                            Robert G. Kuhbach
                                            Vice President, Finance
                                            & Chief Financial Officer (Principal
                                            Financial Officer)

         A signed original of this written statement required by section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Dover Corporation and will be retained by Dover Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

         The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 11-K or as a separate disclosure document of the Company or the certifying officers.

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